UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 1, 2006

                           WINMAX TRADING GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


          FLORIDA                       0-29751                  65-0702554
----------------------------          -----------            -------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

                           48 Wall Street, 11th Floor
                            New York, New York 10005
                     (Address of principal executive office)

         Registrant's telephone number, including area code 877-693-3130

             Item 1.01. Entry Into A Material Definitive Agreement
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The Registrant, Winmax Trading Group, Inc., is referred to herein as "we" or
"our" or "us".

GoLemur! Inc. ("GoLemur!"), our wholly owned subsidiary that we formed on May 26, 2006 (GoLemur! Inc. and Winmax Trading Group, Inc. are also hereafter individually and collectively referred to as "we" or "our" or "us") completed an agreement with Elitecom Technologies Corporation ("Elitecom") on July 5, 2006 and DGT Information Systems Ltd ("DGT") on July 1, 2006. The terms of these agreements are described below.

ELITECOM TECHNOLOGIES CORPORATION AGREEMENT
On July 5, 2006, GoLemur! completed an agreement with Elitecom ("Elitecom Agreement"), a China corporation that is engaged in the business of providing software development and design services. Elitecom is based in Shanghai, China.

Under the terms of the Elitecom Agreement, Elitecom is required to meet certain project milestones in connection with assisting in the building, testing, implementing and deploying of a Java based proprietary Media Player, including completing:
      a.    function design;
      b.    detail design;
      c.    coding/unit testing;
      d.    integration testing; and
      e.    system testing.

In exchange for Elitecom's services, we are required to pay project fees based on the completed project MILESTONES listed in a - e immediately above, as follows: (a) $11,000 on August 8, 2006; (b) $14,000 on September 1, 2006; and
(c) $16,800 on September 22, 2006. Additionally, Elitecom will receive a project unit price based on the following personnel costs per month: (a) Project Manager
- $4,000 per month; (b) Senior Engineer - $3,000 per month; (c) Software Engineer - $2,000 per month; (d) QA Engineer - $2,000 per month. Elitecom will undertake the system testing in Chinese mobile networks; however, system testing outside the Chinese mobile networks is outside the scope of the work to be performed by Elitecom.

The Elitecom Agreement is subject to certain confidentiality provisions. Elitecom executed a non-disclosure agreement and a confidentiality agreement on June 27, 2006.

DGT INFORMATION SYSTEMS LTD AGREEMENT
On July 1, 2006, GoLemur! completed an agreement with DGT ("DGT Agreement"), a China corporation engaged in the business of providing software development services. DGT is based in Shanghai, China. Under the terms of the DGT Agreement, DGT will implement phase 1 of the GoLemur! website, including:
      a.    Function specification;
      b.    Detail design;
      c. Development, including integrated framework, system management, upload/download files, user's my space, friend list management, and auto-mail of periodic news;
      d.    Unit, functionality, system integration, and performance testing;
      e.    Deployment; and
      f.    Two months of free maintenance.

The project duration specified in the DGT Agreement is June 26, 20006 to October 31, 2006.

In return for DGT's services, we are required to pay DGT a project development cost of $22,603 payable as follows: (a) payment of $9,041 payable upon signing of the DGT Agreement; and (b) payment of $13,562 payable upon completion of user acceptance testing.

Any changes to the project scope and objectives that impact the project cost or the project deliverables must be made in writing and mutually agreed upon by the parties.

DGT executed a non-disclosure agreement and a confidentiality agreement on June 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 10, 2006

WINMAX TRADING GROUP, INC.
--------------------------
(Registrant)


                                        /s/ GERALD SKLAR
                                        --------------------------------
                                        Gerald Sklar
                                        President and CEO